Deferred Acquisition Costs (Tables)	12 Months Ended
Dec. 31, 2012
Activity Impacting Deferred Acquisition Costs

The following table presents the activity impacting DAC as of and for the years ended December 31:

(Amounts in millions)	2012	2011	2010 (2)
Unamortized balance as of January 1	$5,458	$5,359	$5,297
Impact of foreign currency translation	9	(8)	(16)
Costs deferred	611	637	587
Amortization, net of interest accretion	(618)	(460)	(510)
Cumulative effect of changes in accounting	—	—	1
Other(1)	—	(70)	—

Unamortized balance as of December 31	5,460	5,458	5,359
Accumulated effect of net unrealized investment (gains) losses	(424)	(265)	(164)

Balance as of December 31	$5,036	$5,193	$5,195

(1)	Relates to the sale of our Medicare supplement insurance business in 2011. See note 8 for additional information.
(2)	On July 1, 2010, we adopted a new accounting standard related to embedded credit derivatives. The adoption of this standard had a net unfavorable impact of $3 million on DAC.